UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 16, 2009

TeleCommunication Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-30821	52-1526369
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

275 West Street, Annapolis, Maryland		21401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	410/263-7616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

Effective November 16, 2009, TeleCommunication Systems, Inc., (the "Company") completed the purchase of substantially all of the assets of Sidereal Solutions Incorporated ("Sidereal"), pursuant to an Asset Purchase and Agreement (the "Purchase Agreement") dated as of November 16, 2009 by and among the Company, Quasar Acquisition, LLC, a wholly owned subsidiary of the Company ("Quasar"), Sidereal and Roger Seaton and James Willard, the stockholders of Sidereal. Pursuant to the terms of the Purchase Agreement, at the closing the Company paid the majority of the purchase price in cash and issued approximately 244,000 shares of its Class A Common Stock as part of the transaction. The Purchase Agreement also provides Seller the opportunity to receive contingent consideration based on the Quasar operations’ gross profit in calendar 2010 and 2011. In issuing its shares of Class A Common Stock in the transaction the Company relied on the exemption from registration afforded by Rule 506 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act") and/or Section 4(2) of the Securities Act for transactions by an issuer not involving any public offering.

Item 7.01 Regulation FD Disclosure.

A copy of the press release dated November 16, 2009 issued by the Company is furnished as Exhibit 99.1 to this Current Report on Form 8-K ("Form 8-K") and is incorporated herein by reference.

The information contained in this Item 7.01 to this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act, except to the extent, if any, expressly set forth in such filing.

Item 8.01 Other Events.

The information set forth under Item 3.02 of this Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release dated November 16, 2009 issued by TeleCommunication Systems, Inc.*
_______

* The information disclosed in Exhibit 99.1 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except to the extent, if any, expressly set forth in such filing.

Note About Forward Looking Statements:

This Form 8-K and Exhibit 99.1 hereto may contain various forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities and Exchange Act of 1934, as amended. These statements are based upon the Company’s current expectations and assumptions that are subject to a number of risks and uncertainties that would cause actual results to differ materially from those anticipated, including those risk factors included in the Company’s filings with the Securities and Exchange Commission such as in the Company’s Annual Report of Form 10-K for the year ended December 31, 2008 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2009. The words, "believe," "expect," "intend," "anticipate," and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleCommunication Systems, Inc.

November 16, 2009	By:	/s/ Bruce A. White

Name: Bruce A. White
Title: Sr. Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated November 16, 2009 issued by TeleCommunication Systems, Inc.